Phoenix Life Sciences International Limited 8-K

Exhibit 99.2

Phoenix Life Sciences International Announces the Release of the Company’s Investor Relations Deck and Accompanying Video Presentation

DENVER, CO – December 6, 2018 – Phoenix Life Sciences International Limited (OTC: PLSI) (“Phoenix Life”), an international adaptive healthcare solutions company, today announced that it has released an online version of its Investor Relations deck with an accompanying video presentation on its website and at http://phxlife.net/PLSI-Deck.

During the presentation video, Phoenix Life CEO Martin Tindall walks prospective investors through the company’s background, overall mission, business model, future plans and information on how to invest in Phoenix Life’s goal of transforming the future of global healthcare.

“We are excited to release our Investor Relations deck and video presentation on our company website to provide investors in the public markets with a clear understanding of the business of Phoenix Life, our mission and our objectives,” said Phoenix Life Sciences International CEO Martin Tindall. “With all of the momentum our company is experiencing, we have received continued interest in better understanding our company and our vision. Through this presentation, we hope to share more about Phoenix Life’s global vision of creating natural alternatives to traditional healthcare and further attract further scientific partners to join us in our mission.”

Phoenix Life plans to utilize a vertically integrated operation to produce its medical cannabis pharmaceutical products and ensure maximum efficacy. The company aims to partner with the single-payer healthcare systems of both established and emerging economies to conduct medical studies on cannabis for diabetes and establish programs for diabetes patients to receive the company's botanically derived products.

The company is also releasing videos on its website for the public to learn about its Medical Advisory Board, its Product Pipeline and Background Story. This further expands our News and Media coverage section of our website. To learn more about what the news is saying about Phoenix Life Sciences International, please visit the company’s “In the News” page at: https://plsi.co/news/

To watch the Investor Relations deck presentation, please visit http://phxlife.net/PLSI-Deck

To learn more about Phoenix Life Sciences International, please visit https://www.phoenixlife.co

About Phoenix Life Sciences International Limited

Phoenix Life Sciences International Limited is an adaptive healthcare solutions company. Our business is to advance research and integrate programs and manufacturing of products that target and treat diabetes, pain, cancer, and address psychological, gastrointestinal, autoimmune, neurological and sleep disorders. We strive to create partnerships and integrate these programs for human health into communities worldwide as part of our Global Health Initiative.

FORWARD-LOOKING STATEMENTS

Information contained in this press release regarding Phoenix Life Sciences International, Limited and its subsidiaries, (the “Companies”) may constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements. The words “plan”, “forecast”, “anticipates”, “estimate”, “project”, “intend”, “expect”, “should”, “believe,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve, and are subject to, known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. The risks, uncertainties and other factors are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements attributable to the Companies herein are expressly qualified in their entirety by the above-mentioned cautionary statement. The Companies disclaim any obligation to update forward-looking statements contained in this press release, except as may be required by law.

FOOD AND DRUG ADMINISTRATION (FDA) DISCLOSURE

These statements have not been evaluated by the FDA and therefore the products sold by Phoenix Life Sciences International are not available on U.S.

LEGAL DISCLOSURE

Phoenix Life Sciences International does not sell or distribute any products in the United States that are in violation of the United States Controlled Substances Act (US.CSA). This company does not grow, sell, and distribute cannabis-based products in the United States and is solely involved with the legal distribution of medical cannabis-based products within certain international markets outside of the United States.

Investor Contact:

Phone: 1.888.717.5655 or international +1.720.699.7222

E-mail: investor.relations@phoenixlife.co

Media Contact:

Kathryn Reinhardt

CMW Media

Kathryn@cmwmedia.com

619-972-3089